CUSTOMER RELATIONSHIP (10K)	12 Months Ended
Dec. 31, 2014
CUSTOMER RELATIONSHIP [Abstract]
CUSTOMER RELATIONSHIP
NOTE 18.	CUSTOMER RELATIONSHIP

During the year ended December 31, 2013, we terminated our business relationship with an inventory fulfillment partner and recorded a sales return of approximately $2.9 million, which negatively impacted our gross margin by approximately $1.3 million.  Additionally, we agreed to terms to early terminate a content output agreement with a content supplier effective December 31, 2013, exclusive of a 90-day sell off period. The result of the termination was a non-cash charge of approximately $4.6 million, which includes $603,000 of accumulated amortization, recorded in the second quarter of 2013, related to its unamortized content assets and inventories on the Company’s balance sheet.